Unaudited Interim Condensed Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Unaudited Interim Condensed Consolidated Statements of Comprehensive (Loss) Income
Net Income / (Loss)	$ 44,090	$ (7,002)
Other comprehensive income / (loss), net of tax
Net change in unrealized (losses) / gains on cash flow hedges	(723)	3,004
Other comprehensive (loss) / income net of tax	(723)	3,004
Comprehensive Income / (Loss)	$ 43,367	$ (3,998)